UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

 Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road	,	Atlanta	,	Georgia	30326
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

NONE
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Ticker symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

Merger with Total System Services, Inc.

On September 18, 2019, Global Payments Inc. (the "Company") completed its merger with Total System Services, Inc. ("TSYS"), with the Company as the surviving entity. TSYS' results of operations and financial position are included in the consolidated results of the Company from the date of the merger.

Supplemental Combined Financial Information

Due to the significance of the merger with TSYS and the resulting change in our reportable segments, the Company is providing the supplemental combined financial information set forth in the attached schedules to enhance its shareholders' ability to evaluate the Company's operating performance on a combined basis with TSYS. The purpose of the supplemental combined financial information provided in Exhibit 99.1 is to reflect changes to our reportable segments and to present certain non-GAAP financial measures on a combined company basis for the first, second and third quarters of 2019. The schedules included in Exhibit 99.1 have been prepared by making certain adjustments to the sum of historical Global Payments financial information and historical TSYS financial information determined in accordance with accounting principles generally accepted in the United States. The adjustments are discussed in the notes to the schedules.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Supplemental Combined Financial Information (furnished pursuant to Item 2.02 of this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	January 15, 2020	By: /s/ Paul M. Todd
Paul M. Todd
Senior Executive Vice President and Chief Financial Officer